Exhibit 10.24

AMENDMENT NO. 1

TO
EMPLOYMENT AGREEMENT

This AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT (the “Amendment”) is made as of October 9, 2007, between MUSIC & ARTS CENTER, INC., a Maryland corporation (the “Company”) and Kenneth O’Brien (the “Executive”).  This Amendment amends that certain Employment Agreement, dated as of April 15, 2005 (the “Employment Agreement”), between the Executive and the Company.

WHEREAS, the Company is a wholly-owned subsidiary of Guitar Center, Inc. (“Parent”); and

WHEREAS, Parent is party to an Agreement and Plan of Merger, dated as of June 27, 2007, by and among VH AcquisitionCo, Inc., VH MergerSub, Inc. and Parent (the “Merger Agreement”);

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                       Effective as of the Effective Time (as defined in the Merger Agreement), Section 3(e) of the Employment Agreement is deleted in its entirety.

2.                                       Effective as of the Effective Time (as defined in the Merger Agreement), the first sentence of Section 5 of the Employment Agreement is amended to insert the following language after the words “shall be required” and before the word “to”:

“, within 30 days of termination of employment, ”

3.                                       COMPLETE AGREEMENT.  From and after the execution of this Amendment, the Employment Agreement and Amendment shall be read together as one single agreement.

4.                                       OTHER PROVISIONS.  Except as expressly amended and modified hereby, all other provisions of the Agreement shall remain in full force and effect.  If any term or provision of this Amendment shall be inconsistent with any term or provision in the Agreement, the term or provision set forth herein shall control in all respects.

5.                                       COUNTERPARTS.  This Amendment may be executed and delivered in one or more counterparts, and by the parties hereto in separate counterparts, each of which when executed and delivered (whether by delivery of original signature pages or facsimile) shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

MUSIC & ARTS CENTER, INC.

By:	/s/ Allan Greenberg
Name:
Title:

EXECUTIVE

/s/ Kenneth O’Brien
KENNETH O’BRIEN